UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

   Date of Report (date of earliest event reported): June 19, 2009

                        SPRING CREEK CAPITAL INC.
           (Exact Name of Registrant as Specified in Its Charter)

   Nevada                        814-00783                     98-0491567
(State or Other Jurisdiction (Commission File Number)     I.R.S. Employer
of Incorporation) 						   Identification No.)

                           1365 N. Courtenay Parkway
                                    Suite A
                           Merritt Island, FL 32953
                   (Address of principal executive offices)

                               (321)-452-9091)
                         (Issuer's telephone number)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[  ]	Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))














SECTION 2  Financial Information

Item 2.01   Completion of Acquisition or Disposition of assets

The Registrant has completed a portfolio investment in Stratis Healthcare, Inc., a Nevada corporation, which is engaged in the business of providing end-to-end logistics services for small to mid size medical product manufacturers. Stratis utilizes strategic partnerships to warehouse, provide inventory control and monitoring, and distribute products on a global basis. Its market niche is in providing market specific knowledge for the storage, handling, and distribution of medical products. Stratis Healthcare will design systems that are efficient and repeatable to allow it to implement similar solutions for the distribution of medical products.


Registrant will provide management assistance under a Management Services Agreement which will include the following advice and assistance through the term of the agreement:

     The Board of Director positions as described below;

     Advice on Corporate Governance including setting up and monitoring committees such as Governance, Audit, Compensation and others;

     Review and advice on operating plans, strategies and execution therein;

     Review, advice and assistance with the financial reporting and financial systems of the Company;

     Other similar matters as agreed between the parties from time to time.

   Registrant will also provide one of three directors on the Board of Directors and Kelly T, Hickel, CEO of Registrant, will serve as that director. All decisions shall be by a majority of the Board of Directors.

BioCube has developed a proprietary, infectious disease decontamination system. BioCube, Inc. which is a Nevada corporation, is collaborating with its Russian research partners to complete the development and then commercialization of an environmentally safe decontamination system, utilizing an aerosol-based delivery method. This system has demonstrated effective handling of microbial and fungal cells, spores, and viruses that are the core of such infections as MRSA, Avian Flu, Swine Flu and common molds.

Spring Creek recently elected to be treated as a business development company
(BDC) under the Investment Company Act of 1940 and will focus on portfolio investments in companies developing cutting edge solutions for the healthcare market. The investment in Stratis Healthcare Inc. represents the second portfolio investment by the Company. With the share acquisition completed, Spring Creek plans to commence an offering to raise necessary funding required by Stratis Healthcare and by BioCube, Inc., its first portfolio investment, for their capital needs. The planned offering will also include capital required by Spring Creek for its own corporate needs and for future acquisition.



SECTION  9.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements.
             ----------------------

     None.

     (b)     Exhibits.

     None

This report on Form 8-K may contain forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the results of the Company to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any projections of revenue, expenses, earnings or losses from operations or investments, or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include risks that are described from time to time in our Securities and Exchange Commission, or the SEC, reports filed before this report.

We use words such as anticipates, believes, expects, future, intends and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason. We caution you that forward-looking statements of this type are subject to uncertainties and risks, many of which cannot be predicted or quantified.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Date: June 23, 2009


                            SPRING CREEK CAPITAL, INC.



                            By /s/ Kelly T. Hickel
                              --------------------------------
                                Kelly T. Hickel
                                Chief Executive Officer